1933 Act File No.	33-41004
1940 Act File No.	811-6307

Form N-1A

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.	28

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.	25

FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.
(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
 (Address of Principal Executive Offices)

(412) 288-1900
 (Registrant’s Telephone Number, including Area Code)

John W. McGonigle, Esquire
Federated Investors Tower
Pittsburgh, Pennsylvania  15222-3779
 (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
x	on	April 28, 2011	pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
	on		pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
	on		pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Federated Intermediate Government Fund, Inc.

PROSPECTUS

April 30, 2011

The information contained herein relates to all classes of the Fund's Shares, as listed below, unless otherwise noted.

INSTITUTIONAL SHARES (TICKER FLDIX)
INSTITUTIONAL SERVICE SHARES (TICKER FLDSX)

A mutual fund seeking to provide total return by investing primarily in U.S. government and government agency securities, including mortgage-backed securities issued by U.S. government agencies and instrumentalities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund Summary Information

Federated Intermediate Government Fund, Inc. (the “Fund”)

RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return.

RISK/RETURN SUMMARY: FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Institutional Shares (IS) and Institutional Service Shares (SS).

Shareholder Fees (fees paid directly from your investment)	IS	SS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%	0.40%
Distribution (12b-1) Fee	None	0.05%
Other Expenses	1.89%	1.89%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.30%	2.35%
Fee Waivers and/or Expense Reimbursements[1]	1.99%	1.79%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.31%	0.56%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's IS and SS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.30% and 55% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2012; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Directors.

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Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
IS	$233	$718	$1,230	$2,636
SS	$238	$733	$1,255	$2,686

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE

What are the Fund's Main Investment Strategies?

The Fund seeks total return, which is defined as income plus capital appreciation. Under normal market conditions, the Fund invests primarily in Treasury, U.S. government securities, government agency and government agency-backed, mortgage-backed securities (MBS). The Fund will only invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs).

The Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within 20% above or 50% below the Barclays Capital Intermediate Government Index (the “Index”). At times, the Adviser's calculation of portfolio duration may result in variances outside this range. Duration is a measure of the price volatility of a fixed-income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments. The Adviser seeks to create a portfolio, consisting of U.S. Government securities, MBS, derivative instruments and other securities, that outperform the Index.

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Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts. The Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Fund can invest, or to hedge against a potential loss in the underlying asset. There can be no assurance that the Fund's use of derivative instruments will work as intended.

What are the Main Risks of Investing in the Fund?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  MBS Risks. A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by GSEs are not backed by the full faith and credit of the U.S. government. The Fund's investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
  Interest Rate Risks. Prices of fixed-income securities generally fall when interest rates rise.
  Prepayment Risks. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the prices of MBS may not rise to as great an extent as those of other fixed-income securities due to the potential prepayment of higher interest mortgages.
  Liquidity Risks. The CMOs in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Risks of Investing in Derivative Instruments. The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the failure of the counterparty to meet its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund's exposure to the underlying investment. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts. The loss on derivative transactions may substantially exceed the initial investment.
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    Asset Segregation Risks. The requirement to secure its obligations in connection with certain transactions, including derivatives or other transactions that expose it to an obligation of another party, by owning underlying assets, entering into offsetting transactions or setting aside cash or liquid assets, may cause the Fund to miss favorable trading opportunities, or to realize losses on such offsetting transactions.

  The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  Performance: Bar Chart and Table

  Risk/Return Bar Chart

  The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's IS class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

  The Fund's IS class total return for the three-month period from January 1, 2011 to March 31, 2011, was 0.11%.

  Within the periods shown in the bar chart, the Fund's IS class highest quarterly return was 3.77% (quarter ended December 31, 2008). Its lowest quarterly return was (1.49)% (quarter ended December 31, 2010).

  Average Annual Total Return Table

  In addition to Return Before Taxes, Return After Taxes is shown for the Fund's IS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the IS class, and after-tax returns for the SS class will differ from those shown for the IS class. Actual after-tax returns depend on each

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  investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plan.

  (For the Period Ended December 31, 2010)

	1 Year	5 Years	10 Years
Share Class
IS:
Return Before Taxes	4.50%	4.89%	4.15%
Return After Taxes on Distributions	3.90%	3.60%	2.85%
Return After Taxes on Distributions and Sale of Fund Shares	2.93%	3.42%	2.77%
SS:
Return Before Taxes	4.29%	4.66%	3.91%
Barclays Capital Intermediate Government Index[1] (reflects no deduction for fees, expenses or taxes)	5.89%	5.53%	5.51%
1	Barclays Capital Intermediate Government Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with minimum outstanding principal of $1 million and minimum maturity of one year and maximum maturity of ten years are included.

  FUND MANAGEMENT

  The Fund's Investment Adviser (“Adviser”) is Federated Investment Management Company.

  Liam O'Connell, Portfolio Manager, has been the Fund's portfolio manager since June 2005.

  purchase and sale of fund shares

  You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange (NYSE) is open. Shares may be purchased through a financial intermediary or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.

  The minimum initial investment amount for the Fund's IS and SS classes is generally $1,000,000 and there is no required minimum subsequent investment amount.

  Tax Information

  The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an IRA or other tax-advantaged investment plan.

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  Payments to Broker-Dealers and Other Financial Intermediaries

  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

  What are the Fund's Investment Strategies?

  A statement of the Fund's investment objective and principal investment strategies and risks is set forth above in the Fund's Risk/Return Summary. There can be no assurances that the Fund will achieve its investment objective or that the investment strategies used by the Adviser will be successful.

  The Fund seeks total return, which is defined as income plus capital appreciation. Under normal market conditions, the Fund invests primarily in Treasury, U.S. government agency securities and U.S. government agency-backed, mortgage-backed securities (MBS). The Fund will only invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund also may invest in U.S. government securities and certain derivative instruments.

  The Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within 20% above or 50% below the Barclays Capital Intermediate Government Index (the “Index”). At times, the Adviser's calculation of portfolio duration may result in variances outside this range. Duration is a measure of the price volatility of a fixed-income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument's expected fixed interest and principal payments. For example, if interest rates rise by 1% (in a parallel shift) the NAV of a fund with an average duration of five years theoretically would decline about 5.0%. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.

  The Adviser seeks to create a portfolio, consisting of U.S. government securities, MBS, derivative instruments and other securities, that outperforms the Index. In implementing the Fund's investment strategy, the Adviser typically will take into consideration: (i) overall levels of interest rates; (ii) volatility of interest rates; (iii) relative interest rates of securities with longer and shorter durations (known as a “yield curve”); and (iv) relative interest rates of different types of securities (such as U.S. government securities and MBS).

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  Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts, including: the securities' specific interest rate and prepayment risks, and price sensitivity to changes in market spread levels and in the level of interest rate volatility. In analyzing MBS, the Adviser also may consider the average interest rates of the underlying loans, the prior and expected prepayments.

  The Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Fund can invest, or to hedge against a potential loss in the underlying asset. The Fund may use futures contracts, options, options on futures (including those relating to interest rates) and swaps as tools in the management of portfolio assets, or other elements of its investment strategy. There can be no assurance that the Fund's use of derivative instruments will work as intended.

  Because the Fund refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in U.S. government investments.

  Portfolio Turnover

  The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

  Temporary Investments

  The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or by holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.

  What are the Fund's Principal Investments?

  The following provides general information on the Fund's principal investments. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the Fund's principal investments.

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  Fixed-Income Securities

  The Fund may invest in the fixed-income securities described below. The Fund's fixed-income investments may include bonds, notes (including structured notes), mortgage-related securities and money market instruments. Fixed-income securities may be issued by: the U.S. government, its agencies, authorities, instrumentalities or GSEs. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate and zero coupon.

  U.S. Government Securities

  U.S. government securities include U.S. Treasury obligations, which differ in their yields, maturities and times of issuance, and obligations issued or guaranteed by U.S. government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the obligations, or the credit of the agency or instrumentality. As a result of their high credit quality and market liquidity, U.S. government securities generally provide lower current yields than obligations of other issuers. While certain U.S. government-sponsored enterprises (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury.

  Mortgage-Backed Securities (MBS) (A Fixed-Income Security)

  An MBS is a type of pass-through security, which is a pooled debt obligation repackaged as interests that pass principal and interest through an intermediary to investors. In the case of MBS, the ownership interest is in a pool of mortgage loans. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. The Fund will only invest in MBS that are issued or guaranteed by U.S. government agencies. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

  The MBS acquired by the Fund could be secured by fixed-rate mortgages, adjustable-rate mortgages or hybrid adjustable-rate mortgages. Adjustable-rate mortgages are mortgages whose interest rates are periodically reset when market rates change. A hybrid adjustable-rate mortgage (“hybrid ARM”) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a “5/1 ARM” refers to a mortgage with a five-year, fixed interest rate period, followed by 25 annual interest rate adjustment periods.

  The Fund also may invest in collateralized mortgage obligations (CMOs). CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate, and stated maturity or final distribution date. CMOs are subject to the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages

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  serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier or later than their stated maturities or final distribution dates, and will affect the yields and prices of CMOs.

  Mortgage dollar rolls are transactions in which the Fund sells MBS for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date and price (a “mortgage roll”). During the roll period, the Fund foregoes principal and interest paid on the MBS. Mortgage dollar roll transactions may be used to seek to increase the Fund's income. The Fund uses repurchase agreements to secure its obligations in these transactions.

  Repurchase Agreements (A Fixed-Income Security)

  Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

  The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

  Repurchase agreements are subject to credit risks. The Fund invests in overnight repurchase agreements in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. The Fund uses repurchase agreements to secure its obligations in connection with dollar roll transactions.

  Derivative INSTRUMENTS

  The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest, or any related security, instrument, index or economic indicator (“reference instruments”). Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund incurs costs in connection with opening and closing derivatives positions.

  The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. Futures contracts involve substantial leverage risk. The Fund also is authorized to purchase or sell call and put options on futures contracts. The Fund can buy or sell financial

  9

  futures (such as interest rate futures, index futures and security futures). The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk. The Fund also may enter into other derivative transactions with substantially similar characteristics and risks or over-the-counter derivatives such as interest rate swaps, caps and floors and options or other instruments.

  What are the Specific Risks of Investing in the Fund?

  The following provides general information on the risks associated with the Fund's principal investments. The Fund may invest in other types of securities or investments as non-principal investments. Any additional risks associated with investing in such other non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the Fund's principal investments.

  MBS RISKS

  MBS have unique risks. A rise in interest rates may cause the value of MBS held by the Fund to decline. The mortgage loans underlying MBS generally are subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. See “Prepayment Risks.” The Fund only invests in MBS issued or guaranteed by the U.S. government or government agency. Certain MBS issued by GSEs are not backed by the full faith and credit of the U.S. government, but are, however, supported through federal subsidies, loans or other benefits. The Fund also may invest in certain MBS issued by GSEs that have no explicit financial support, but that are regarded as having implied support because the federal government sponsors their activities.

  Hybrid ARMs also involve special risks. Like ARMs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period, interest rates rise above the interest rate limits of the hybrid ARM, the Fund will not benefit from further increases in interest rates. CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks than other MBS. For example, their prices are more volatile and their trading market may be more limited.

  INTEREST RATE RISKS

  Prices of fixed-income securities rise and fall in response to interest rate changes in the interest paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the prices of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the prices of fixed-income securities with longer durations.

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  PREPAYMENT RISKS

  Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on MBS include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments, as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund's MBS holdings.

  The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in a rising interest rate environment. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster-than-expected prepayments typically are invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified yield rate. For premium bonds, prepayment risk may be elevated. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates.

  LIQUIDITY RISKS

  The secondary market for some securities held by the Fund is less liquid than for more widely traded fixed-income securities. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

  LEVERAGE RISKS

  Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

  RISKS OF INVESTING IN DERIVATIVE INSTRUMENTS

  The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the

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  failure of the counterparty to meets its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund's exposure to the underlying investment. Derivative risks may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives used for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use options involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted. The loss on derivative transactions may substantially exceed the initial investment.

  Asset Segregation RISKS

  In order to secure its obligations in connection with derivative contracts or other transactions that expose it to an obligation of another party, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement also may cause the Fund to realize losses on offsetting or terminated derivative contracts.

  What Do Shares Cost?

  CALCULATION OF NET ASSET VALUE

  When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund's current NAV and public offering price may be found at FederatedInvestors.com and in the mutual funds section of certain newspapers under “Federated.”

  You can purchase, redeem or exchange Shares any day the NYSE is open.

  When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares.

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  In calculating its NAV, the Fund generally values investments as follows:

    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (“Board”).
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

  Fair Valuation and Significant Events Procedures

  The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

  Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment's fair value in the absence of new information relating to the investment or its issuer, such as changes in the issuer's business or financial

  13

  results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

  The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.

  The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information – Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.

  14

  How is the Fund Sold?

  The Fund offers two Share classes: Institutional Shares (IS) and Institutional Service Shares (SS), each representing interests in a single portfolio of securities. All Share classes have different sales charges and/or other expenses which affect their performance. Please note that certain purchase restrictions may apply.

  Under the Distributor's Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).

  The Fund's Distributor markets IS and SS classes to Eligible Investors, as described below. In connection with a request to purchase an IS or SS class, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, IS and SS classes are not available for direct investment by natural persons.

  The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of IS or SS classes (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus):

    An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
    An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
    A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
    An employer-sponsored retirement plan;
    A trust institution investing on behalf of its trust customers;
    Additional sales to an investor (including a natural person) who owned IS and/or SS classes of the Fund as of December 31, 2008;
    An investor (including a natural person) who acquired IS and/or SS classes of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
    In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.

  15

  The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of IS or SS classes (see “How to Purchase Shares” below):

    An investor, other than a natural person, purchasing IS and/or SS classes directly from the Fund; and
    In connection with an initial purchase of IS and/or SS classes through an exchange, an investor (including a natural person) who owned IS and/or SS classes of another Federated fund as of December 31, 2008.

  Payments to Financial Intermediaries

  The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.

  RULE 12b-1 FEES

  SS Class

  The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.05% (SS class) of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's SS class. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Fund's SS class has no present intention of paying or accruing a Rule 12b-1 Fee during the fiscal year ending February 29, 2012. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different marketing fees.

  service fees

  IS and SS classes may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

  ACCOUNT ADMINISTRATION FEES

  IS and SS classes may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

  16

  RECORDKEEPING FEES

  The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

  networking fees

  The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

  ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

  The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.

  These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended Funds, and/or granting the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

  How to Purchase Shares

  You may purchase Shares of the Fund any day the NYSE is open. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts are subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus.

  17

  Eligible investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How is the Fund Sold?”

  Where applicable, the required minimum initial investment for IS and SS classes is generally $1,000,000. There is no required minimum subsequent investment amount.

  THROUGH A FINANCIAL INTERMEDIARY

    Establish an account with the financial intermediary; and
    Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).

  You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent.

  Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”

  Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

  DIRECTLY FROM THE FUND

    Establish your account with the Fund by submitting a completed New Account Form; and
    Send your payment to the Fund by Federal Reserve wire or check.

  You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund's Transfer Agent.

  18

  By Wire

  To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:

  State Street Bank and Trust Company
  Boston, MA
  Dollar Amount of Wire
  ABA Number 011000028
  BNF: 23026552
  Attention: Federated EDGEWIRE
  Wire Order Number, Dealer Number or Group Number
  Nominee/Institution Name
  Fund Name and Number and Account Number

  You cannot purchase Shares by wire on holidays when wire transfers are restricted.

  By Check

  Make your check payable to The Federated Funds, note your account number on the check, and send it to:

  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600

  If you send your check by a private courier or overnight delivery service that requires a street address, send it to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021

  Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.

  THROUGH AN EXCHANGE

  You may purchase Fund Shares through an exchange from another Federated fund. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

  To do this you must:

    ensure that the account registrations are identical;
    meet any applicable minimum initial investment requirements; and
    receive a prospectus for the fund into which you wish to exchange.

  The Fund may modify or terminate the exchange privilege at any time.

  19

  You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and any R class.

  BY AUTOMATED CLEARING HOUSE (ACH)

  Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

  How to Redeem and Exchange Shares

  You should redeem or exchange Shares:

    through a financial intermediary if you purchased Shares through a financial intermediary; or
    directly from the Fund if you purchased Shares directly from the Fund.

  Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.

  THROUGH A FINANCIAL INTERMEDIARY

  Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.

  DIRECTLY FROM THE FUND

  By Telephone

  You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

  If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.

  By Mail

  You may redeem or exchange Shares by sending a written request to the Fund.

  You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

  Send requests by mail to:

  The Federated Funds
  P.O. Box 8600
  Boston, MA 02266-8600

  20

  Send requests by private courier or overnight delivery service to:

  The Federated Funds
  30 Dan Road
  Canton, MA 02021

  All requests must include:

    Fund Name and Share Class, account number and account registration;
    amount to be redeemed or exchanged;
    signatures of all shareholders exactly as registered; and
    if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

  Call your financial intermediary or the Fund if you need special instructions.

  Signature Guarantees

  Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:

    your redemption will be sent to an address other than the address of record;
    your redemption will be sent to an address of record that was changed within the last 30 days;
    a redemption is payable to someone other than the shareholder(s) of record; or
    transferring into another fund with a different shareholder registration.

  A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.

  PAYMENT METHODS FOR REDEMPTIONS

  Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

    an electronic transfer to your account at a financial institution that is an ACH member; or
    wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

  Redemption In-Kind

  Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

  21

  LIMITATIONS ON REDEMPTION PROCEEDS

  Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

    to allow your purchase to clear (as discussed below);
    during periods of market volatility;
    when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
    during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

  If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.

  In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

    when the NYSE is closed, other than customary weekend and holiday closings;
    when trading on the NYSE is restricted, as determined by the SEC; or
    in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.

  You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.

  EXCHANGE PRIVILEGE

  You may exchange Shares of the Fund. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. To do this, you must:

    ensure that the account registrations are identical;
    meet any applicable minimum initial investment requirements; and
    receive a prospectus for the fund into which you wish to exchange.

  The Fund may modify or terminate the exchange privilege at any time.

  You may exchange Shares for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Federated Liberty U.S. Government Money Market Trust and any R class.

  ADDITIONAL CONDITIONS

  Telephone Transactions

  The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

  22

  Share Certificates

  The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

  Account and Share Information

  CONFIRMATIONS AND ACCOUNT STATEMENTS

  You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

  DIVIDENDS AND CAPITAL GAINS

  The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

  In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

  If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional Shares. No interest will accrue on amounts represented by uncashed distribution checks.

  If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.

  Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available in the “Products” section of Federated's website at

  23

  FederatedInvestors.com. To access this information from the home page, select “View All” next to “Find Products.” Select the Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Tax Information” tab. On the “Tax Information” tab, select a year.

  ACCOUNTS WITH LOW BALANCES

  Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $25,000 for IS and SS classes. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

  TAX INFORMATION

  The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.

  Fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.

  FREQUENT TRADING POLICIES

  Given the liquid nature of the Fund's investments and the low transaction costs associated with these investments, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason, the Fund's Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund's Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund's portfolio and its performance.

  PORTFOLIO HOLDINGS INFORMATION

  Information concerning the Fund's portfolio holdings is available in the “Products” section of Federated's website at FederatedInvestors.com. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for at least one year. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted for at least one year. The summary portfolio composition information may include percentage breakdowns of the portfolio by type of security.

  24

  To access this information from the “Products” section of the website's home page, select “View All” next to “Find Products.” Select the Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Portfolio Characteristics” tab for summary portfolio information or the “Documents” tab to access “Holdings.”

  You may also access portfolio information as of the end of the Fund's fiscal quarters from the “Documents” tab. The Fund's Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.

  In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

  Who Manages the Fund?

  The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

  The Adviser and other subsidiaries of Federated advise approximately 136 equity, fixed-income and money market mutual funds as well as a variety of other customized, separately managed accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $358.2 billion in assets as of December 31, 2010. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,334 employees. Federated provides investment products to approximately 5,000 investment professionals and institutions.

  The Adviser advises approximately 111 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $259.5 billion in assets as of December 31, 2010.

  25

  PORTFOLIO MANAGEMENT INFORMATION

  Liam O'Connell

  Liam O'Connell has been a portfolio manager of the Fund since June 2005. Mr. O'Connell joined Federated in September 2003 as an Investment Analyst of the Fund's Adviser. He was named an Assistant Vice President of the Adviser in January 2005. From 2001 to 2003, Mr. O'Connell attended MIT's Sloan School of Management, receiving his M.B.A. Mr. O'Connell served as an engineer with the Naval Surface Warfare Center from 1998 to 2001. Mr. O'Connell also holds a B.S. in Naval Architecture and Marine Engineering from the Webb Institute of Naval Architecture, and an M.S. from the Johns Hopkins University.

  The Fund's SAI provides additional information about the Portfolio Manager's compensation, management of other accounts and ownership of securities in the Fund.

  ADVISORY FEES

  The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.

  A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's shareholder reports as they are produced.

  Legal Proceedings

  Since February 2004, Federated and related entities (collectively, “Federated”) have been named as defendants in several lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania. These lawsuits have been consolidated into a single action alleging excessive advisory fees involving one of the Federated-sponsored mutual funds (“Funds”).

  Federated and its counsel have been defending this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek monetary damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the allegations in these matters will not result in increased redemptions, or reduced sales, of shares of the Funds or other adverse consequences for the Funds.

  26

  Financial Information

  FINANCIAL HIGHLIGHTS

  The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

  This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.

  27

  Financial Highlights – Institutional Shares

  (For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.80	$9.58	$9.61	$9.36	$9.33
Income From Investment Operations:
Net investment income	0.16[1]	0.15	0.30[1]	0.47	0.45
Net realized and unrealized gain on investments and futures contracts	0.16	0.22	0.04	0.26	0.04
TOTAL FROM INVESTMENT OPERATIONS	0.32	0.37	0.34	0.73	0.49
Less Distributions:
Distributions from net investment income	(0.18)	(0.15)	(0.37)	(0.48)	(0.46)
Net Asset Value, End of Period	$9.94	$9.80	$9.58	$9.61	$9.36
Total Return[2]	3.26%	3.89%	3.62%	8.03%	5.45%
Ratios to Average Net Assets:
Net expenses	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	1.56%	1.44%	3.14%	4.89%	4.84%
Expense waiver/reimbursement[3]	1.74%	1.69%	1.50%	1.33%	1.23%
Supplemental Data:
Net assets, end of period (000 omitted)	$4,120	$3,346	$2,127	$1,777	$2,476
Portfolio turnover	149%	108%	287%	370%	267%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	49%	62%	46%	25%	157%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

  Further information about the Fund's performance is contained in the Fund's Annual Report, dated February 28, 2011, which can be obtained free of charge.

  28

  Financial Highlights – Institutional Service Shares

  (For a Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.80	$9.58	$9.61	$9.36	$9.33
Income From Investment Operations:
Net investment income	0.14[1]	0.12	0.28[1]	0.45	0.44
Net realized and unrealized gain on investments and futures contracts	0.16	0.23	0.03	0.26	0.03
TOTAL FROM INVESTMENT OPERATIONS	0.30	0.35	0.31	0.71	0.47
Less Distributions:
Distributions from net investment income	(0.16)	(0.13)	(0.34)	(0.46)	(0.44)
Net Asset Value, End of Period	$9.94	$9.80	$9.58	$9.61	$9.36
Total Return[2]	3.05%	3.70%	3.40%	7.78%	5.21%
Ratios to Average Net Assets:
Net expenses	0.51%	0.49%	0.53%	0.53%	0.54%
Net investment income	1.35%	1.27%	2.91%	4.66%	4.66%
Expense waiver/reimbursement[3]	1.74%	1.73%	1.56%	1.58%	1.43%
Supplemental Data:
Net assets, end of period (000 omitted)	$24,565	$25,386	$28,373	$32,371	$34,618
Portfolio turnover	149%	108%	287%	370%	267%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	49%	62%	46%	25%	157%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

  Further information about the Fund's performance is contained in the Fund's Annual Report, dated February 28, 2011, which can be obtained free of charge.

  29

  Appendix A: Hypothetical Investment and Expense Information

  The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

FEDERATED INTERMEDIATE GOVERNMENT FUND, INC. - IS CLASS
ANNUAL EXPENSE RATIO: 2.30%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$233.11	$10,270.00
2	$10,270.00	$513.50	$10,783.50	$239.40	$10,547.29
3	$10,547.29	$527.36	$11,074.65	$245.86	$10,832.07
4	$10,832.07	$541.60	$11,373.67	$252.50	$11,124.54
5	$11,124.54	$556.23	$11,680.77	$259.32	$11,424.90
6	$11,424.90	$571.25	$11,996.15	$266.32	$11,733.37
7	$11,733.37	$586.67	$12,320.04	$273.51	$12,050.17
8	$12,050.17	$602.51	$12,652.68	$280.90	$12,375.52
9	$12,375.52	$618.78	$12,994.30	$288.48	$12,709.66
10	$12,709.66	$635.48	$13,345.14	$296.27	$13,052.82
Cumulative		$5,653.38		$2,635.67
  30

FEDERATED INTERMEDIATE GOVERNMENT FUND, INC. - SS CLASS
ANNUAL EXPENSE RATIO: 2.35%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$238.11	$10,265.00
2	$10,265.00	$513.25	$10,778.25	$244.42	$10,537.02
3	$10,537.02	$526.85	$11,063.87	$250.90	$10,816.25
4	$10,816.25	$540.81	$11,357.06	$257.55	$11,102.88
5	$11,102.88	$555.14	$11,658.02	$264.37	$11,397.11
6	$11,397.11	$569.86	$11,966.97	$271.38	$11,699.13
7	$11,699.13	$584.96	$12,284.09	$278.57	$12,009.16
8	$12,009.16	$600.46	$12,609.62	$285.95	$12,327.40
9	$12,327.40	$616.37	$12,943.77	$293.53	$12,654.08
10	$12,654.08	$632.70	$13,286.78	$301.31	$12,989.41
Cumulative		$5,640.40		$2,686.09
  31

  Notes

  [Page Intentionally Left Blank]

  Notes

  [Page Intentionally Left Blank]

  An SAI dated April 30, 2011, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.

  These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.

  You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.

  Federated Intermediate Government Fund, Inc.
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Investment Company Act File No. 811-6307

  Cusip 31420H109
  Cusip 31420H208

  25745 (4/11)

  Federated is a registered trademark of Federated Investors, Inc.
  2011  ©Federated Investors, Inc.

Federated Intermediate Government Fund, Inc.
Statement of Additional Information
April 30, 2011
INSTITUTIONAL SHARES (TICKER FLDIX) INSTITUTIONAL SERVICE SHARES (TICKER XFLDSX)
This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectuses for Federated Intermediate Government Fund, Inc. (“Fund”), dated April 30, 2011.
This SAI incorporates by reference the Fund’s Annual Report. Obtain the Prospectuses or the Annual Report without charge by calling 1-800-341-7400.
Federated Intermediate Government Fund, Inc. Federated Investors Funds 4000 Ericsson Drive Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com or call 1-800-341-7400.
Federated Securities Corp., Distributor
1071005B (4/11)
Federated is a registered trademark of Federated Investors, Inc. 2011 ©Federated Investors, Inc.

  How is the Fund Organized?

  The Fund is a diversified open-end, management investment company that was established under the laws of the state of Maryland on March 20, 1991. The Fund changed its name from Federated Limited Duration Government Fund, Inc. to Federated Intermediate Government Fund, Inc. on April 30, 2005.

  The Board of Directors (“Board”) has established two classes of shares of the Fund, known as Institutional Shares and Institutional Service Shares (“Shares”). This SAI relates to both classes of Shares. The Fund’s investment adviser is Federated Investment Management Company (“Adviser”).

  Description of the Fund and its Investments and Risks

  INVESTMENT OBJECTIVE

  The Fund’s investment objective is to provide total return. The investment objective may not be changed by the Board without shareholder approval. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation), and (2) income received from its portfolio securities. The Fund expects that, under normal market conditions, income will comprise the largest component of its total return. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this SAI.

  INVESTMENT STRATEGIES

  Under normal market conditions, the Fund invests primarily in Treasury, government agency and government agency-backed, mortgage-backed securities (MBS). There can be no assurances that the Fund will achieve its investment objective or that the investment strategies used by the Adviser will be successful. The Fund will invest in MBS that are issued or guaranteed by U.S. government agencies or U.S. government-sponsored enterprises (GSEs). The Fund also may invest in U.S. government securities and certain derivative instruments.

  The Fund typically seeks to maintain an overall average dollar-weighted portfolio duration that is within 20% above or 50% below the Barclays Capital Intermediate Government Index (the “Index”). At times, the Adviser’s calculation of portfolio duration will result in variances outside this range. Duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected fixed interest and principal payments. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The Adviser seeks to create a portfolio, consisting of U.S. government securities, MBS, derivative instruments and other securities, that outperforms the Index. In implementing the Fund’s investment strategy, the Adviser typically will take into consideration: (i) overall levels of interest rates; (ii) volatility of interest rates; (iii) relative interest rates of securities with longer and shorter durations (known as a “yield curve”); and (iv) relative interest rates of different types of securities (such as U.S. Treasury, agency and MBS).

  Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts, including: the securities’ specific interest rate and prepayment risks, and price sensitivity to changes in market spread levels and in the level of interest rate volatility. In analyzing MBS, the Adviser also may consider the average interest rates of the underlying loans, the prior and expected prepayments, any ratings issued by NRSROs and any guarantee of the security or underlying loans by a GSE.

  The Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Fund can invest, or to hedge against a potential loss in the underlying asset. The Fund may use futures contracts, options, options on futures (including those relating to interest rates) and swaps as tools in the management of portfolio assets. There can be no assurance that the Fund’s use of derivative instruments will work as intended.

  Teams of investment professionals formulate the Adviser’s interest rate outlook and otherwise attempt to anticipate changes in market conditions. They base their analysis on a number of factors, which may include:

    current and expected U.S. economic growth;
    current and expected changes in the rate of inflation;
    the Federal Reserve Board’s monetary policy; and
    technical factors affecting the supply or demand for specific securities or types of securities.

  These teams also recommend how to structure the portfolio in response to their interest rate outlook. In order to manage the risks taken by the Fund, these recommendations may set additional limits on the extent to which the portfolio’s duration and composition may differ from the Index. Uncertainty as to the amount and timing of prepayments make calculating the durations of mortgaged-backed securities more difficult than some other types of fixed-income securities. The Adviser calculates the duration of the portfolio using standard analytical models that quantify the expected changes in the value of the portfolio resulting from changes in the applicable yield curve. The Index may calculate its duration using different assumptions and models. The Adviser will rely on its calculations for purposes of complying with any limitations established with respect to the portfolio’s duration. There is no assurance that the Adviser’s efforts to forecast market conditions and interest rates, or to assess the impact of changes in interest rates and the yield curve, will be successful.

  The Fund’s portfolio manager follows these recommendations in selecting a portfolio of mortgage-backed securities, U.S. government securities and related derivative contracts that have the potential to provide better returns than the Index. Characteristics that the Adviser may consider in analyzing mortgage-backed securities include the average interest rates of the underlying loans, the prior prepayment history, any ratings issued by NRSROs and any guarantee of the security or underlying loans by a GSE. This analysis relies on information from a variety of sources (such as U.S. government securities dealers, electronic data services and financial publications), and employs quantitative models and analytic tools provided by third parties or developed by the Adviser. The analysis also draws on the experience of the Adviser’s staff of investment analysts, portfolio managers and traders.

  The portfolio manager uses this fundamental analysis to compare the potential returns from available securities with comparable durations, risks and other characteristics. For mortgage-backed securities, the decision to buy or sell also involves assessment of available securities relative to specific interest rate and prepayment risks, such as average life variability, price sensitivity to changes in market spread levels and price sensitivity to changes in the level of interest rate volatility. The Adviser assesses these risks by analyzing how the timing, amount and division of cash flows from the loans underlying a security might change in response to changing economic and market conditions. However, there is no assurance that a security or derivative contract will perform as expected or that the fundamental analysis will incorporate all relevant information. The investment-grade, mortgage-backed securities held by the Fund will include both pass-through certificates and various kinds of collateralized mortgage obligations (CMOs).

  The Fund may also enter into derivative contracts for U.S. government securities in order to implement its investment strategy. The Fund may purchase and sell futures contracts and options to manage the duration of the portfolio. The Fund may also sell options and enter into swaps in order to generate additional investment income.

  Mortgage-backed, pass-through certificates are typically offered or traded on a “to-be-announced” or other delayed delivery basis. Other U.S. government securities may also be offered on a delayed delivery basis. The Fund will enter into trades on this basis in order to participate in these offerings or trade these securities. The Fund may also seek to increase its income by engaging in dollar-roll transactions and by lending its portfolio securities.

  The Fund invests in overnight repurchase agreements in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions. In the event that the Fund does not have sufficient cash for these purposes, it could incur overdrafts, enter into reverse repurchase agreements or otherwise borrow money in accordance with its investment limitations. The Fund also reserves the right to redeem Shares in kind with portfolio securities. See “Payment Method for Redemptions – Redemptions In-Kind.”

  The Fund may also enter into repurchase agreements with longer terms (up to 12 months) if they offer higher returns than those expected from U.S. Treasury or agency securities having the same maturity.

  Because the Fund refers to U.S. government securities in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to invest, under normal circumstances, less than 80% of its assets in U.S. government investments.

  Securities in Which the Fund Invests

  The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).

  Securities Descriptions And Techniques

  Fixed-Income Securities

  Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer’s earnings. This income limits the potential appreciation of fixed-income securities as compared to equity securities.

  A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

  The following describes the types of fixed-income securities in which the Fund invests. This information is either additional information in respect of a principal security referenced in the Prospectus or information in respect of non-principal security (in which case there is no related disclosure in the Prospectus).

  Government Securities (A Fixed-Income Security)

  Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities are supported by the full faith and credit of the United States. These include the Government National Mortgage Association (“Ginnie Mae”), Small Business Administration, Federal Financing Bank, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation and Federal Deposit Insurance Corporation.

  Other government securities receive support through federal subsidies, loans or other benefits. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Tennessee Valley Authority in support of such obligations.

  A few government securities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. These include Farm Credit System and Financing Corporation securities.

  The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee protects against credit risks, it does not reduce other risks.

  Recent Events Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA), a newly created independent regulator. Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.

  In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (“SPAs”) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae; the Treasury is obligated to provide such financial contributions under the SPAs through 2012. The SPAs impose significant restrictions on the activities of Freddie Mac and Fannie Mae.

  The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.

  Collateralized Mortgage Obligations (A Type of Mortgage-Backed Security)

  Collateralized mortgage obligations (CMOs), including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

  Sequential CMOs (A Type of CMO)

  In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

  PACs, TACs and Companion Classes (Types of CMOs)

  More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

  IOs and POs (Types of CMOs)

  CMOs may allocate interest payments to one class (“Interest Only” or IOs) and principal payments to another class (“Principal Only” or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

  Floaters and Inverse Floaters (Types of CMOs)

  Another variant allocates interest payments between two classes of CMOs. One class (“Floaters”) receives a share of interest payments based upon a market index such as the London Interbank Offered Rate (LIBOR). The other class (“Inverse Floaters”) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

  Z Classes and Residual Classes (Types of CMOs)

  CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.

  Zero-Coupon Securities (A Fixed-Income Security)

  Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. A zero-coupon, step-up security converts to a coupon security before final maturity.

  There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped, zero-coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

  Derivative Contracts

  Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

  Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

  For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

  The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

  Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

  The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

  Futures Contracts (A Type of Derivative)

  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).

  Interest Rate Futures

  An interest rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing, fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR). Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.

  Index Futures

  An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments’ current prices and a list of weights assigned to these Reference Instruments.

  Security Futures

  A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.

  Option Contracts (A Type of Derivative)

  Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

  The Fund may buy and/or sell the following types of options:

  Call Options

  A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

    Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
    Write call options on a Reference Instrument to generate income from premiums and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

  Put Options

  A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

    Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
    Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

  The Fund may also buy or write options, as needed, to close out existing option positions.

  Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).

  Swap Contracts (A Type of Derivative)

  A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

  Interest-Rate Swaps

  Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

  Caps and Floors (A Type of Swap Contract)

  Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

  Total Return Swaps

  A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.

  Other Investments, Transactions, Techniques

  Reverse Repurchase Agreements (A Fixed-Income Security)

  Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. The Fund may borrow an amount up to one third of the Fund’s net assets (exclusive of such borrowings) for leverage purposes.

  Hedging

  Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.

  Securities Lending

  The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

  The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

  Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

  Securities lending activities are subject to interest rate risks and counterparty credit risks.

  Asset Segregation

  In accordance with the Securities and Exchange Commission (SEC) and SEC staff positions regarding the interpretation of the Investment Company Act of 1940 (“1940 Act”), with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value.

  The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.

  The Fund’s asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund’s current obligation (or rights) under this type of swap will equal only the net amount to be paid or received based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund underthe swap.

  The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.

  By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

  Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund’s obligations.

  Investing in Securities of Other Investment Companies

  The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. The Fund may also invest in mortgage-backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. The Fund may also invest in such securities directly. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses.

  Inter-Fund Borrowing and Lending Arrangements

  The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (“Federated”) administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.

  For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; and (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending

  Federated fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.

  Investment Risks

  There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of an additional risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).

  Call Risks

  Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

  If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.

  Credit Risks

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.

  Risks of Investing in Derivative Contracts and Hybrid Instruments

  The Fund’s exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or b) reclassify, as a return of capital, some or all of the distribution previously made to shareholder during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value, creating a loss for the Fund. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund’s Prospectus, such as interest rate, credit, liquidity and leverage risks.

  Risks Associated with the Investment Activities of Other Accounts

  Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”

  Investment Objective (and Policies) and Investment Limitations

  Investment Objective

  The Fund’s investment objective is to provide total return. The investment objective may not be changed by the Fund’s Board of Trustees without shareholder approval.

  Investment Limitations

  Diversification

  With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

  Borrowing Money and Issuing Senior Securities

  The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).

  Investing in Real Estate

  The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

  Investing in Commodities

  The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

  Underwriting

  The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

  Lending

  The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

  Concentration

  The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

  The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

  Securities Lending

  The Fund may lend portfolio securities up to one-third of the value of its total assets to broker/dealers, banks or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Fund’s Board. The Fund will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

  The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund.

  Illiquid Securities

  The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

  Investing in Other Investment Companies

  The Fund may invest its assets in securities of other investment companies, including affiliated investment companies, as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses.

  Buying Securities on Margin

  The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  Pledging Assets

  The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  Additional Information

  For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.” Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

  What Do Shares Cost?

  Determining Market Value of Securities

  A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.

  In calculating its NAV, the Fund generally values investments as follows:

    Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
    Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
    Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
    Fixed-income securities and repurchase agreements acquired with remaining maturities of greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
    Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost as described below.

    Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
    OTC derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
    Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

  If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.

  Noninvestment assets and liabilities are valued in accordance with Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income and other income through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.

  The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.

  Amortized Cost Values

  Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Fund uses this adjusted cost to value the investment.

  Fair Valuation and Significant Events Procedures

  The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.

  Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

  Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts.

  Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.

  The Valuation Committee is responsible for the day-to-day implementation of these procedures. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.

  Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The fair value of an investment will generally remain unchanged in the absence of new information relating to the investment or its issuer, such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair value prices as compared to prices based on market quotations or price evaluations from pricing services or dealers.

  Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

  The Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.

  For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Board has ultimate responsibility for any fair valuations made in response to a significant event.

  How is the Fund Sold?

  Under the Distributor’s Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

  Rule 12b-1 Plan (INSTITUTIONAL SERVICE SHARES)

  As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

  In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

  The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

  For some classes of shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

  Additional Payments To Financial Intermediaries

  The Distributor may pay out of its own resources amounts (including items of material value) to certain financial intermediaries. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services provided.

  The following examples illustrate the types of instances in which the Distributor may make additional payments to financial intermediaries.

  Supplemental Payments

  The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.

  Processing Support Payments

  The Distributor may make payments to financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary’s mutual fund trading system.

  Retirement Plan Program Servicing Payments

  The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.

  Other Benefits to Financial Intermediaries

  From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited employees, client and investor events and other financial intermediary-sponsored events.

  The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable laws, regulations or the rules of any self-regulatory agency, such as FINRA.

  Purchases In-Kind

  You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.

  Subaccounting Services

  Certain financial intermediaries may wish to use the transfer agent’s subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services and any restrictions and limitations imposed.

  Redemption In-Kind

  Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

  Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

  Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.

  Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.

  Account and Share Information

  Voting Rights

  Each Share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

  All Shares of the Fund have equal voting rights, except that in matters affecting only a particular class, only Shares of that class are entitled to vote.

  Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund’s outstanding Shares of all series entitled to vote.

  As of April 5, 2011, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Nationwide Trust Company, Columbus, OH, owned approximately 606,959 Shares (60.37%); FPB & Co., Russell, KY, owned approximately 102,324 Shares (10.17%); Suffolk County National Bank, Bohemia, NY, owned approximately 92,314 Shares (9.18%); and Treynor State Bank, Treynor, IA, owned approximately 84,469 Shares (8.40%).

  As of April 5, 2011, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Service Shares: MLPF&S, Jacksonville, FL, owned approximately 436,723 Shares (18.26%); and RSBCO, Ruston, LA, owned approximately 242,212 Shares (10.12%).

  Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

  Nationwide Trust Company is organized in the state of Ohio and is a subsidiary of Nationwide Financial Services, Inc. organized in the state of Delaware. The ultimate parent company is Nationwide Mutual Insurance Company organized in the state of Ohio.

  Tax Information

  Federal Income Tax

  The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

  The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.

  Who Manages and Provides Services to the Fund?

  Board of Directors

  The Board of Directors is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Director and the senior officers of the Fund. Where required, the tables separately list Directors who are “interested persons” of the Fund (i.e., “Interested” Directors) and those who are not (i.e., “Independent” Directors). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Directors listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2010, the Fund comprised one portfolio, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Director oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

  As of April 5, 2011, the Fund’s Board and Officers as a group owned less than 1% of the Fund’s outstanding Institutional Shares and Institutional Service Shares.

  qualifications of Independent Directors

  Individual Director qualifications are noted in the “Independent Directors Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Director and will be considered for any Nominee Director.

    Outstanding skills in disciplines deemed by the Independent Directors to be particularly relevant to the role of Independent Director and to the Federated Funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
    Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 73 years.
    No conflicts which would interfere with qualifying as independent.
    Appropriate interpersonal skills to work effectively with other Independent Directors.
    Understanding and appreciation of the important role occupied by Independent Directors in the regulatory structure governing regulated investment companies.
    Diversity of background.

  interested Directors Background and Compensation

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
John F. Donahue* Birth Date: July 28, 1924 Director Began serving: April 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex’s Executive Committee. Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.	$0	$0
J. Christopher Donahue* Birth Date: April 11, 1949 President and Director Began serving: September 1999	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

  Previous Positions:   President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
	Research, Ltd.	$0	$0

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

  Independent Directors Background, Qualifications and Compensation

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
Nicholas P. Constantakis, CPA Birth Date: September 3, 1939 Director Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex. Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services). Previous Position: Partner, Andersen Worldwide SC. Qualifications: Public accounting and director experience.	$1036.61	$247,500
John F. Cunningham Birth Date: March 5, 1943 Director Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.

  Other Directorships Held:   Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

  Previous Positions:   Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

	Qualifications: Business management and director experience.	$942.36	$225,000

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
Maureen Lally-Green Birth Date: July 5, 1949 Director Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.

  Other Directorships Held:   Director, Auberle; Trustee, St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.

  Previous Position:   Pennsylvania Superior Court Judge.

	Qualifications: Legal and director experience.	$942.36	$223,526.41
Peter E. Madden Birth Date: March 16, 1942 Director Began serving: October 1991	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex. Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange. Qualifications: Business management, mutual fund services and director experience.	$1298.36	$310,000
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Director Began serving: September 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.

  Previous Positions:   Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

	Qualifications: Banking, business management, education and director experience.	$1060.14	$253,125
R. James Nicholson Birth Date: February 4, 1938 Director Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.

  Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

	Qualifications: Legal, government, business management and director experience.	$942.36	$223,526.41

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Fund Complex (past calendar year)
Thomas M. O’Neill Birth Date: June 14, 1951 Director Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).

  Other Directorships Held:   Board of Overseers, Children’s Hospital of Boston; Visiting Committee on Athletics, Harvard College.

  Previous Positions:   Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).

	Qualifications: Business management, mutual fund, director and investment experience.	$1036.61	$247,500
John S. Walsh Birth Date: November 28, 1957 Director Began serving: September 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Previous Position: Vice President, Walsh & Kelly, Inc. Qualifications: Business management and director experience.	$1036.61	$247,500
James F. Will Birth Date: October 12, 1938 Director Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Director, Alleghany Corporation; Trustee, Wheeling Jesuit University; Director, Liberty Tire Recycling. Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation. Qualifications: Business management, education and director experience.	$942.36	$225,000

  OFFICERS**

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: March 1991	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Richard B. Fisher Birth Date: May 17, 1923 Vice Chairman Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Todd A. Abraham Birth Date: February 10, 1966 VICE PRESIDENT Began serving: November 1998	Principal Occupations: Todd A. Abraham is Vice President of the Fund. Mr. Abraham became a Portfolio Manager in 1995 , a Vice President of the Fund’s Adviser in 1997 and a Senior Vice President of the Fund’s Adviser beginning 2007. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President of the Fund’s Adviser from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992-1993. Mr. Abraham has received the Chartered Financial Analyst designation and holds an M.B.A. in Finance from Loyola College.

**	Officers do not receive any compensation from the Fund.

  In addition, the Fund has appointed an Anti-Money-Laundering Compliance Officer.

  BOARD LEADERSHIP STRUCTURE

  As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates or (other than his position as a Director) with the Fund.

  Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	John F. Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Fund in such manner as the Executive Committee shall deem to be in the best interests of the Fund. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Directors, elect or remove any Officer, declare dividends, issue Shares or recommend to shareholders any action requiring shareholder approval.	Three
Audit	Nicholas P. Constantakis Charles F. Mansfield, Jr. Thomas M. O’Neill John S. Walsh	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.	Seven

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating	Nicholas P. Constantakis John F. Cunningham Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. R. James Nicholson Thomas M. O’Neill John S. Walsh James F. Will	The Nominating Committee, whose members consist of all Independent Directors, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Directors, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Director,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	Three

  BOARD’S ROLE IN RISK OVERSIGHT

  The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated’s Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.

  On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated’s Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

  Board Ownership Of Shares In The Fund And In The Federated Family Of Investment Companies As Of December 31, 2010

Interested Board Member Name	Dollar Range of Shares Owned in Federated Intermediate Government Fund, Inc.	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
John F. Donahue	None	Over $100,000
J. Christopher Donahue	None	Over $100,000
Independent Board Member Name
Nicholas P. Constantakis	None	Over $100,000
John F. Cunningham	None	Over $100,000
Maureen Lally-Green		Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
R. James Nicholson	None	Over $100,000
Thomas M. O’Neill	None	Over $100,000
John S. Walsh	None	Over $100,000
James F. Will	None	Over $100,000

  Investment Adviser

  The Adviser conducts investment research and makes investment decisions for the Fund.

  The Adviser is a wholly owned subsidiary of Federated.

  The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Fund.

  Portfolio Manager Information

  The following information about the Fund’s portfolio manager is provided as of the end of the Fund’s most recently completed fiscal year.

  Liam O’Connell, Portfolio Manager

Types of Accounts Managed by Liam O’Connell	Total Number of Additional Accounts Managed/Total Assets*	Additional Accounts/Assets Managed that are Subject to Advisory Fee Based on Account Performance
Registered Investment Companies	1/$962 Million
Other Pooled Investment Vehicles	0/$0
Other Accounts	3/$277 Million	1/$51 Million
*	None of the Accounts has an advisory fee that is based on the performance of the account.

  Dollar value range of shares owned in the Fund: None

  Liam O’Connell is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

  IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis vs. the Fund’s benchmark (i.e., Barclays Intermediate Government Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. O’Connell is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. Within each performance measurement period, IPP is calculated with an equal weighting of each account managed by the portfolio manager. Additionally, a portion of Mr. O’Connell’s IPP score is based on the equally-weighted performance of portfolios for which he provides research and analytical support. In addition, Mr. O’Connell serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income funds. A portion of the IPP score is based on Federated’s senior management’s assessment of team contributions. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to Fund performance and any other factors as deemed relevant.

  The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

  In addition, Liam O’Connell was awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

  As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

  Services Agreement

  Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.

  Other Related Services

  Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

  Code Of Ethics Restrictions On Personal Trading

  As required by SEC rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

  Voting Proxies On Fund Portfolio Securities

  The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

  Proxy Voting Policies

  The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

  The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

  On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

  On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

  On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

  On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

  The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

  In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

  Proxy Voting Procedures

  The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired Glass Lewis & Co. (GL) to obtain, vote and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied GL with general voting instructions that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these voting instructions at any time or to vote contrary to the voting instructions at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy. GL may vote any proxy as directed in the voting instructions without further direction from the Proxy Committee and may make any determinations required to implement the voting instructions. However, if the voting instructions require case-by-case direction for a proposal, GL shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to GL.

  Conflicts of Interest

  The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

  The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the voting instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the voting instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

  If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

  Proxy Voting Report

  A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated’s website. Go to FederatedInvestors.com; from the home page, select “View All” next to “Find Products”; select the Fund name and share class, if applicable, to go to the Fund Overview page; on the Fund Overview page, select the “Documents” tab; at the bottom of that page, select “Proxy Voting Record Report (Form N-PX).” Form N-PX filings are also available at the SEC’s website at www.sec.gov.

  Portfolio Holdings Information

  Information concerning the Fund’s portfolio holdings is available in the “Products” section of Federated’s website at FederatedInvestors.com. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for at least one year. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted for at least one year. The summary portfolio composition information may include: percentage breakdowns of portfolio by type of security.

  To access this information from the “Products” section of the website’s home page, select “View All” next to “Find Products.” Select the Fund name and share class, if applicable, to go to the Fund Overview page. On the Fund Overview page, select the “Portfolio Characteristics” tab for summary portfolio information or the “Documents” tab to access “Holdings.”

  You may also access portfolio information as of the end of the Fund’s fiscal quarters from the “Documents” tab. The Fund’s Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. The Fund’s Form N-Q filings contain complete listings of the Fund’s portfolio holdings as of the end of the Fund’s first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

  The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.

  Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.

  The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.

  Brokerage Transactions And Investment Allocation

  When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

  Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions and trading for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made and conducted independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

  On February 28, 2011, the Federated Intermediate Government Fund, Inc. owned securities of the following regular broker/dealers:

Broker Dealer	Value of Securities Owned
Citigroup	$3,080,395

  Administrator

  Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

  FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

  Custodian

  State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund.

  Transfer Agent And Dividend Disbursing Agent

  State Street Bank and Trust Company, the Fund’s registered transfer agent, maintains all necessary shareholder records.

  Independent Registered Public Accounting Firm

  The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

  Fees Paid by the Fund for Services

For the Year Ended February 28	2011	2010	2009
Advisory Fee Earned	$113,753	$118,643	$130,203
Advisory Fee Reduction	$112,464	$115,862	$122,805
Advisory Fee Reimbursement	$1,289	$2,781	$7,398
Administrative Fee	$155,285	$155,297	$155,326
12b-1 Fee:
Institutional Service Shares	$ —	$ —	$ —
Shareholder Services Fee:
Institutional Shares	$ —	$ —	$ —
Institutional Service Shares	$49,946	$ —	$ —

  Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (“Rule 12b-1”) fees and shareholder services fees, which are borne only by the applicable class of Shares.

  How Does the Fund Measure Performance?

  The Fund may advertise Share performance by using the SEC’s standard methods for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

  The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s or any class of Shares’ expenses; and various other factors.

  Share performance fluctuates on a daily basis largely because net earnings and/or the value of portfolio holdings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

  Average Annual Total Returns and Yield

  Total returns are given for the one-year, five-year and ten-year periods ended February 28, 2011.

  Yield is given for the 30-day period ended February 28, 2011.

	30-Day Period	1 Year	5 Years	10 Years
Institutional Shares:
Total Return
Before Taxes	N/A	3.26%	4.84%	3.94%
After Taxes on Distributions	N/A	2.61%	3.58%	2.67%
After Taxes on Distributions and Sale of Shares	N/A	2.12%	3.39%	2.60%
Yield	1.20%	N/A	N/A	N/A
	30-Day Period	1 Year	5 Years	10 Years
Institutional Service Shares:
Total Return
Before Taxes	N/A	3.05%	4.61%	3.70%
After Taxes on Distributions	N/A	2.48%	3.43%	2.52%
After Taxes on Distributions and Sale of Shares	N/A	1.98%	3.25%	2.45%
Yield	1.03%	N/A	N/A	N/A

  Total Return

  Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

  The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $10,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $10,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

  Total returns after taxes are calculated in a similar manner, but reflect additional standard assumptions required by the SEC.

  Yield

  The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

  To the extent financial intermediaries charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

  Financial Information

  The Financial Statements for the Fund for the fiscal year ended February 28, 2011, are incorporated herein by reference to the Annual Report to Shareholders of Federated Intermediate Government Fund, Inc. dated February 28, 2011.

  Investment Ratings

  STANDARD & POOR’S (S&P) LONG-TERM DEBT RATING DEFINITIONS

  AAA – Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA – Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A – High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB – Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  BB – Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B – Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  CCC, CC, C – High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

  D – In payment default. The “D” rating category is used when payments on a financial commitment are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a financial commitment are jeopardized.

  MOODY’S INVESTORS SERVICE (MOODY’S) LONG-TERM DEBT RATINGS

  Aaa – Bonds and preferred stock which are rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa – Bonds and preferred stock which are rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

  A – Bonds and preferred stock which are rated “A” possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa – Bonds and preferred stock which are rated “Baa” are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba – Bonds and preferred stock which are rated “Ba” are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B – Bonds and preferred stock which are rated “B” generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa – Bonds and preferred stock which are rated “Caa” are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca – Bonds and preferred stock which are rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

  C – Bonds and preferred stock which are rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

  NR – Indicates that both the bonds and the obligor or credit enhancer are not currently rated by S&P or Moody’s with respect to short-term indebtedness. However, management considers them to be of comparable quality to securities rated “A-1” or “P-1.”

  NR(1) – The underlying issuer/obligor/guarantor has other outstanding debt rated “AAA” by S&P or “Aaa” by Moody’s.

  NR(2) – The underlying issuer/obligor/guarantor has other outstanding debt rated “AA” by S&P or “Aa” by Moody’s.

  NR(3) – The underlying issuer/obligor/guarantor has other outstanding debt rated “A” by S&P or Moody’s.

  FITCH RATINGS LONG-TERM DEBT RATING DEFINITIONS

  AAA – Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

  AA – Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

  A – High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB – Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  BB – Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

  B – Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

  MOODY’S COMMERCIAL PAPER RATINGS

  Prime-1 – Issuers rated “Prime-1” (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. “Prime-1” repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

  Prime-2 – Issuers rated “Prime-2” (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P COMMERCIAL PAPER RATINGS

  A-1 – A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

  A-2 – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

  FITCH RATINGS COMMERCIAL PAPER RATING DEFINITIONS

  F-1 – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

  F-2 – Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

  A.M. BEST LONG-TERM DEBT RATINGS

  An A.M. Best Long-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its financial obligations to security holders when due. These ratings are assigned to debt and preferred stock issues.

  aaa – Exceptional. Assigned to issues where the issuer has, in A.M. Best’s opinion, an exceptional ability to meet the terms of the obligation.

  aa – Very Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a very strong ability to meet the terms of the obligation.

  a – Strong. Assigned to issues where the issuer has, in A.M. Best’s opinion, a strong ability to meet the terms of the obligation.

  bbb – Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to meet the terms of the obligation; however, is more susceptible to changes in economic or other conditions.

  bb – Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

  b – Very Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

  ccc, cc, c – Extremely Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.

  d – In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

  Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category. A company’s Long-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to A.M. Best’s interactive rating process.

  A.M. BEST SHORT-TERM DEBT RATINGS

  An A.M. Best Short-Term Debt Rating (issue credit rating) is an opinion as to the issuer’s ability to meet its obligations having maturities generally less than one year, such as commercial paper.

  AMB-1+ – Strongest. Assigned to issues where the issuer has, in A.M. Best’s opinion, the strongest ability to repay short-term debt obligations.

  AMB-1 – Outstanding. Assigned to issues where the issuer has, in A.M. Best’s opinion, an outstanding ability to repay short-term debt obligations.

  AMB-2 – Satisfactory. Assigned to issues where the issuer has, in A.M. Best’s opinion, a satisfactory ability to repay short-term debt obligations.

  AMB-3 – Adequate. Assigned to issues where the issuer has, in A.M. Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

  AMB-4 – Speculative. Assigned to issues where the issuer has, in A.M. Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

  d – In Default. In default on payment of principal, interest or other terms and conditions. The rating also is utilized when a bankruptcy petition, or similar action, has been filed.

  A company’s Short-Term Credit Rating also may be assigned an Under Review modifier (“u”) that generally is event-driven (positive, negative or developing) and indicates that the company’s A.M. Best Rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings.

  A.M. BEST RATING OUTLOOK

  A.M. Best Credit Ratings (“aaa” to “c”) are assigned a Rating Outlook that indicates the potential direction of a company’s rating for an intermediate period, generally defined as the next 12 to 36 months. Public Data Ratings are not assigned an Outlook. Ratings Outlooks are as follows:

  Positive – Indicates a company’s financial/market trends are favorable, relative to its current rating level, and if continued, the company has a good possibility of having its rating upgraded.

  Negative – Indicates a company is experiencing unfavorable financial/market trends, relative to its current rating level, and if continued, the company has a good possibility of having its rating downgraded.

  Stable – Indicates a company is experiencing stable financial/market trends and that there is a low likelihood that its rating will change in the near term.

  Addresses

  Federated Intermediate Government Fund, Inc.

  Institutional Shares
  Institutional Service Shares

  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Distributor

  Federated Securities Corp.
  Federated Investors Tower
  1001 Liberty Avenue
  Pittsburgh, PA 15222-3779

  Investment Adviser

  Federated Investment Management Company
  Federated Investors Tower
  1001 Liberty Avenue
  Pittsburgh, PA 15222-3779

  Custodian, Transfer Agent and Dividend Disbursing Agent

  State Street Bank and Trust Company
  P.O. Box 8600
  Boston, MA 02266-8600

  Independent Registered Public Accounting Firm

  Ernst & Young LLP
  200 Clarendon Street
  Boston, MA 02116-5072

  Appendix

  The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:

  CUSTODIAN(S)

  State Street Bank and Trust Company

  SECURITIES LENDING AGENT

  Citibank, N.A.

  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  Ernst & Young LLP

  LEGAL COUNSEL

  Dickstein Shapiro LLP
  K&L Gates
  Reed Smith LLP

  SERVICE PROVIDERS

  Abel Noser Corp.
  Advent Software
  Aegon Institutional Markets
  Ashland Partners & Company LLP
  Bank of America
  Bank of New York Mellon
  Barclay’s Capital Inc.
  BBH (Brown Brothers Harriman) Infomediary
  Bloomberg L.P.
  Charles River
  Citibank, NA
  Computershare, Inc.
  Eagle Investment Company
  Edward Jones
  FactSet
  Fidelity
  GE Life and Annuity Assurance Company
  General Electric Capital Assurance Company
  Glass Lewis & Co.
  Global Trading Support Services
  JPMorgan Chase & Co.
  New York Life Insurance Company
  OMGEO LLC
  Options Clearing Corp. (OCC)
  R.R. Donnelley
  RiskMetrics
  StatPro Group Plc
  SunGard
  The Travelers Insurance Company
  Vintage Filings
  Wells Fargo/Metropolitan West Securities LLC/MetWest Financials
  Wilshire Associates, Inc.
  XSP (Xcitek Solutions Plus)

  SECURITY PRICING SERVICES

  Debt Domain
  Interactive Pricing and Reference Data (Interactive Data Corporation)
  Investment Technology Group
  Markit Group Ltd.
  Pricing Direct
  Reuters LPC

  RATINGS AGENCIES

  Fitch, Inc.
  Moody’s Investors Service
  Standard & Poor’s
  Standard & Poor’s Fund Services
  Standard & Poor’s Rating Services

  PERFORMANCE REPORTING/PUBLICATIONS

  Emerging Market Funds Research, Inc.
  Fidelity Strategic Advisers
  iMoneyNet, Inc.
  Lipper
  MSCI Barra
  Morningstar Associates
  NASDAQ
  Vickers Stock Research

  OTHER

  Chicago Mercantile Exchange
  Investment Company Institute
  Whitney Capital Group LLC

  Item 28.  Exhibits

(a)
1	Conformed Copy of Articles of Incorporation of the Registrant	(3)
2	Conformed Copy of Amendment No. 1 to Articles of Incorporation of the Registrant	(3)
3	Conformed Copy of Amendment No. 2 to Articles of Incorporation of the Registrant	(6)
4	Conformed Copy of Amendment No. 3 to Articles of Incorporation of the Registrant	(8)
5	Conformed Copy of Amendment No. 4 and 5 to Articles of Incorporation of the Registrant	(9)
6	Conformed Copy of Amendment No. 6 to Articles of Incorporation of the Registrant	(14)

(b)
1	Copy of By-Laws of the Registrant	(3)
2	Copy of Amendment No. 1 to the By-Laws of the Registrant	(3)
3	Copy of Amendment No. 2, 3 and 4 to the By-Laws of the Registrant	(7)
4	Copy of Amendment No. 5 to the By-Laws of the Registrant	(11)
5	Copy of Amendment No. 6 to the By-Laws of the Registrant	(12)
6	Copy of Amendment No. 7 to the By-Laws of the Registrant	(13)
7	Copy of Amendment No. 8 to the By-Laws of the Registrant	(14)
8	Copy of Amendment No. 9 to the By-Laws of the Registrant	(14)

(c)	Copy of Specimen Certificate of Shares of Beneficial Interest of the Registrant As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.	(5)

(d)
1	Conformed copy of Investment Advisory Contract of the Registrant	(3)
2	Conformed copy of Amendment No. 1 to the Investment Advisory Contract of the Registrant	(9)
3	Conformed copy of Amendment to the Investment Advisory Contract of the Registrant	(10)

(e)
1	Conformed copy of Distributor’s Contract of the Registrant, including Exhibit A	(3)
2	Conformed copy of Exhibit B to the Distributor’s Contract of the Registrant	(9)
3	Conformed copy of Amendment to the Distributor’s Contract of the Registrant	(10)
4
  The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995.

5	Conformed copy of Amendment to Distributors Contract of the Registrant, dated October 1, 2003	(12)
6	Conformed copy of Amendment #1 to Exhibit A of the Distributors Contract	(17)

(f)	Not applicable

(g)
1	Conformed Copy of Custodian Agreement of the Registrant	(3)
2	Conformed Copy of Custodian Fee Schedule	(6)
3	Conformed Copy of Amendment to Custodian Agreement of the Registrant	(11)
4	Conformed Copy of Amendments 4 and 5 to Custodian Agreement of the Registrant	+

(h)
1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Shareholder Transfer Agency Services and Custody Services Procurement	(4)
2	Conformed copy of Amendment to the Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Shareholder Transfer Agency Services and Custody Services Procurement	(10)
3
  The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 23(h)(vii) of the Cash Trust Series,  Inc. Registration Statement on Form N-1A, filed with the Commission on July 29, 2004

4	The responses described in Item 23(e)(iv) are hereby incorporated by reference
5
  The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006

6
  The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004

7
  The Registrant hereby incorporates the Conformed copy of the Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06, from Item (h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006

8
  The Registrant hereby incorporates the Conformed copy of the Mutual Fund Expense/ Commission Recapture Services Agreement between State Street Global Markets, LLC and Certain Federated Funds with attached Exhibit 1 dated 3/1/06, from Item (h)(x) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006

9	Conformed copy of Financial Administration Accounting and Services Agreement, dated January 1, 2007	(15)
10	Conformed copy of Amendment to Transfer Agency and Service Agreement, dated January 1, 2008	(17)
11	Conformed copy of First Admendment to the Financial Administration and Accounting Services Agreement dated March 25, 2011	+

(i)	Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered	(3)

(j)
1	Conformed copy of Consent of Independent Registered Public Accounting Firm	+

(k)	Not Applicable

(l)	Conformed copy of Initial Capital Understanding	(3)

(m)
1	Conformed copy of Distribution Plan of the Registrant, including Exhibit A; (1)
2	The responses described in Item 23(e)(iv) are hereby incorporated by reference.
3	Conformed copy of Amendment #1 to Exhibit A to the Distribution Plan	(16)

(n)
1
  The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits from Item (n) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)

2	Copies of Institutional Shares and Institutional Service Shares Exhibits to Multiple Class Plan	(17)
3	Copy of Multiple Class Plan and Institutional Service Shares Exhibits to Multiple Class Plan	+

(o)
1	Conformed copy of Power of Attorney of the Registrant	(9)
2	Conformed copy of Power of Attorney of the Chief Investment Officer of the Registrant	(9)
3	Conformed copy of Power of Attorney of President and Director, and Vice Chairman of the Registrant	(11)
4	Conformed copy of Power of Attorney of Treasurer of the Registrant	(14)
5	Conformed copy of Power of Attorney of Director, of the Registrant;	(14)
6	Conformed copy of Power of Attorney of Director of the Registrant	(14)
7	Conformed copy of Power of Attorney of Director of the Registrant	(15)
8	Conformed copy of Power of Attorney of Director, Maureen Lally-Green	(18)

(p)
1	Code of Ethics for Access Persons Effective 1/01/2005 (As Revised 1/26/2005 and 10/1/2008)	(17)
2	Code of Ethics for Access Persons revised 12/6/10	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-41004 and 811-6307)
1	Registrant's Post-Effective Registration Statement filed April 24, 1994.
3	PEA No. 8 filed April 21, 1995.
4	PEA No. 10 filed April 25, 1996.
5	PEA No. 12 filed April 28, 1997.
6	PEA No. 13 filed April 28, 1998.
7	PEA No. 14 filed February 26, 1999.
8	PEA No. 16 filed April 25, 2000.
9	PEA No. 17 filed April 25, 2001.
10	PEA No. 19 filed April 25, 2002.
11	PEA No. 20 filed April 29, 2003.
12	PEA No. 21 filed April 28, 2004.
13	PEA No. 22 filed April 29, 2005.
14	PEA No. 23 filed April 28, 2006.
15	PEA No. 24 filed April 27, 2007.
16	PEA No. 25 filed April 29, 2008.
17	PEA No. 26 filed April 28, 2009
18	PEA No. 27 filed April 27, 2010

Item 29 Persons Controlled by or Under Common Control with the Fund:
None

Item 30 Indemnification
(2)

Item 31 Business and Other Connections of Investment Adviser:
  For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and three of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?"  The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are:  Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, [John B. Fisher, (Vice Chairman, Federated Investors, Inc.)] 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE  19899-2305.  The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779.  These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

The remaining Officers of the Investment Adviser are:
President/ Chief Executive Officer:	John B. Fisher
Executive Vice Presidents:	Deborah A. Cunningham Robert J. Ostrowski
Senior Vice Presidents:
  Todd Abraham
  J. Scott Albrecht
  Joseph M. Balestrino
  Randall S. Bauer
  Jonathan C. Conley
  Mark E. Durbiano
  Donald T. Ellenberger
  Susan R. Hill
  Jeffrey A. Kozemchak
  Mary Jo Ochson
  Ihab Salib
  Paige Wilhelm

Vice Presidents:
  G. Andrew Bonnewell
  Hanan Callas
  Jerome Conner
  James R. Crea, Jr.
  Karol Crummie
  Lee R. Cunningham, II
  B. Anthony Delserone, Jr.
  Bryan Dingle
  William Ehling
  Ann Ferentino
  Eamonn G. Folan
  John T. Gentry
  Kathryn P. Glass
  Patricia L. Heagy
  William R. Jamison
  Nathan H. Kehm
  John C. Kerber
  J. Andrew Kirschler
  Tracey Lusk
  Karen Manna
  Marian R. Marinack
  Natalie F. Metz
  Kari Mocharko
  Joseph M. Natoli
  Gene Neavin
  Bob Nolte
  Mary Kay Pavuk
  Jeffrey A. Petro
  John Polinski
  Rae Ann Rice
  Brian Ruffner
  Roberto Sanchez-Dahl, Sr.
  John Sidawi
  Michael W. Sirianni, Jr.
  Christopher Smith
  Kyle Stewart
  Mary Ellen Tesla
  Timothy G. Trebilcock
  Nicholas S. Tripodes
  Paolo H. Valle
  Stephen J. Wagner
  Mark Weiss
  George B. Wright

Assistant Vice Presidents:	Jason DeVito Timothy Gannon James Grant Ann Kruczek Christopher McGinley Ann Manley Keith Michaud Joseph Mycka Nick Navari Liam O’Connell Tom Scherr Chris Wu
Secretary:	G. Andrew Bonnewell
Treasurer:	Thomas R. Donahue
Assistant Treasurer:	Denis McAuley, III
Chief Compliance Officer	Brian P. Bouda

Item 32 Principal Underwriters:
(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:
Cash Trust Series, Inc.
Cash Trust Series II
Federated Adjustable Rate Securities Fund
Federated Core Trust
Federated Core Trust II, L.P.
Federated Core Trust III
Federated Equity Funds
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated GNMA Trust
Federated Government Income Securities, Inc.
Federated High Income Bond Fund, Inc.
Federated High Yield Trust
Federated Income Securities Trust
Federated Income Trust
Federated Index Trust
Federated Institutional Trust
Federated Insurance Series
Federated Intermediate Government Fund, Inc.
Federated International Series, Inc.
Federated Investment Series Funds, Inc.
Federated Managed Allocation Portfolios
Federated Managed Pool Series
Federated MDT Series
Federated Municipal Securities Fund, Inc.
Federated Municipal Securities Income Trust
Federated Premier Intermediate Municipal Income Fund
Federated Premier Municipal Income Fund
Federated Short-Intermediate Duration Municipal Trust
Federated Asset Allocation Fund
Federated MDT Stock Trust
Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.
Federated U.S. Government Bond Fund
Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc.
Intermediate Municipal Trust
Edward Jones Money Market Fund
Money Market Obligations Trust
(b)

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Chairman:	Richard B. Fisher	Vice President
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Thomas E. Territ
Vice President and Director:	Peter J. Germain
Treasurer and Director:	Denis McAuley III

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice Presidents:	Solon Person Paul Uhlman
Senior Vice Presidents:
  Michael Bappert
  Richard W. Boyd
  Bryan Burke
  Charles L. Davis, Jr.
  Laura M. Deger
  Peter W. Eisenbrandt
  Theodore Fadool, Jr.
  Bruce E. Hastings
  James M. Heaton
  Harry J. Kennedy
  Michael Koenig
  Anne H. Kruczek
  Amy Michaliszyn
  Richard C. Mihm
  Becky Nelson
  Keith Nixon
  Brian S. Ronayne
  Tom Schinabeck
  John Staley
  Colin B. Starks
  Robert F. Tousignant
  William C. Tustin
  Michael Wolf

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Vice Presidents:
  Irving Anderson
  Marc Benacci
  Dan Berry
  Bill Boarts
  Edward R. Bozek
  Jane E. Broeren-Lambesis
  Edwin J. Brooks, III
  Mark Carroll
  Dan Casey
  Scott Charlton
  Steven R. Cohen
  James Conely
  Kevin J. Crenny
  G. Michael Cullen
  Beth C. Dell
  Jack C. Ebenreiter
  Donald C. Edwards
  Timothy Franklin
  Jamie Getz
  Scott Gundersen
  Dayna C. Haferkamp
  Raymond J. Hanley
  Vincent L. Harper, Jr.
  Scott A. Holick
  Robert Hurbanek
  Jeffrey S. Jones
  Todd Jones
  Scott D. Kavanaugh
  Patrick Kelly
  Matt Khan
  Ed Koontz
  Jerry L. Landrum
  David M. Larrick
  Christopher A. Layton
  Michael R. Manning
  Michael Marcin
  Diane Marzula
  Martin J. McCaffrey
  Mary A. McCaffrey
  Joseph McGinley
  Vincent T. Morrow
  John C. Mosko
  Doris T. Muller
  Alec H. Neilly
  Ted Noethling
  John A. O’Neill
  James E. Ostrowski
  Stephen Otto
  Mark Patsy
  Rich Paulson
  Chris Prado
  Sean Quirk
  Josh Rasmussen
  Richard A. Recker
  Diane M. Robinson
  Timothy A. Rosewicz
  Matt Ryan

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Vice Presidents:
  Eduardo G. Sanchez
  Robert E. Savarese, Jr.
  Leland T. Scholey
  Peter Siconolfi
  Edward L. Smith
  Peter Smith
  Jack L. Streich
  Mark Strubel
  Jonathen Sullivan
  Michael Vahl
  David Wasik
  G. Walter Whalen
  Stephen White
  Lewis Williams
  Littell L. Wilson
  Edward J. Wojnarowski
  Michael P. Wolff
  Daniel Wrable
  Erik Zettlemayer
  Paul Zuber

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Assistant Vice Presidents:	Robert W. Bauman Mary Ellen Coyne Dino Giovannone Chris Jackson William Rose
Secretary:	C. Todd Gibson
Assistant Treasurer:	Lori A. Hensler Richard A. Novak
Chief Compliance Officer	Brian P.Bouda

(c)	Not Applicable

Item 33 Location of Accounts and Records:
  All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant
  Reed Smith LLP
  Investment Management Group (IMG)
  Reed Smith Centre
  225 Fifth Avenue
  Pittsburgh, PA  15222
  (Notices should be sent to the Agent for Service at above address)
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA  15086-7561

Federated Administrative Services (“Administrator”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Investment Management Company (“Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
State Street Bank and Trust Company (“Transfer Agent, Dividend Disbursing Agent” and “Custodian”)	P.O. Box 8600 Boston, MA 02266-8600

Item 34 Management Services: Not applicable.

Item 35 Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

  SIGNATURES
  Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Federated Intermediate Government Fund, Inc., certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 27th day of April, 2011.

FEDERATED INTERMEDIATE GOVERNMENT FUND, INC.
BY: /s/ Gail C. Jones Gail C. Jones, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ Gail C. Jones Gail C. Jones, Assistant Secretary	Attorney In Fact For the Persons Listed Below	April 27th, 2011
John F. Donahue *	Trustee
J. Christopher Donahue *	President and Director (Principal Executive Officer)
Richard B. Fisher	Vice Chairman
Richard A. Novak*	Treasurer (Principal Financial Officer)
Nicholas P. Constantakis*	Director
John F. Cunningham*	Director
Maureen Lally-Green*	Director
Peter E. Madden*	Director
Charles F. Mansfield, Jr.*	Director
R. James Nicholson*	Director
Thomas O’Neill*	Director
John S. Walsh*	Director
James F. Will*	Director
*By Power of Attorney